                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chairman of the Board and Chief Executive Officer of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:  February 4, 1994

                                       /s/ Richard M. Rosenberg
                                       -----------------------------
                                       Richard M. Rosenberg



[Principal Executive Officer-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Vice Chairman of the Board, the Chief Financial Officer and the Treasurer of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:  February 7, 1994


                                       /s/ Lewis W. Coleman
                                       -------------------------
                                       Lewis W. Coleman



[Chief Financial Officer-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:  February 7, 1994


                                       /s/ Joseph F. Alibrandi
                                       ------------------------------
                                       Joseph F. Alibrandi


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:  February 7, 1994


                                       /s/ Peter B. Bedford
                                       ------------------------------
                                       Peter B. Bedford


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:  February 6, 1994


                                       /s/ Andrew F. Brimmer
                                       ----------------------------------------
                                       Andrew F. Brimmer



[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:  February 8, 1994


                                       /s/ Richard A. Clarke
                                       ------------------------------
                                       Richard A. Clarke


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:  February 7, 1994


                                       /s/ Timm F. Crull
                                       ------------------------------
                                       Timm F. Crull


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:  February 7, 1994


                                       /s/ C.R. Dahl
                                       ------------------------------
                                       C.R. Dahl


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:  February 7, 1994


                                       /s/ Kathleen Feldstein
                                       ------------------------------
                                       Kathleen Feldstein


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:  February 4, 1994


                                       /s/ Donald E. Guinn
                                       ------------------------------
                                       Donald E. Guinn


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:  February 7, 1994


                                       /s/ Philip M. Hawley
                                       ------------------------------
                                       Philip M. Hawley


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:    February 7, 1994

                                       /s/ Frank L. Hope, Jr.
                                       ------------------------------
                                       Frank L. Hope, Jr.


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:   February 5, 1994


                                       /s/ Lawrence O. Kitchen
                                       ------------------------------
                                       Lawrence O. Kitchen


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:   February 7, 1994


                                       /s/ Ignacio E. Lozano, Jr.
                                       _____________________________
                                       Ignacio E. Lozano, Jr.


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:  February 7, 1994


                                       /s/ Cornell C. Maier
                                       ------------------------------
                                       Cornell C. Maier


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:    February 7, 1994


                                       /s/ Walter E. Massey
                                       ------------------------------
                                       Walter E. Massey


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:     February 7, 1994


                                       /s/ Ruben F. Mettler
                                       ------------------------------
                                       Ruben F. Mettler


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:    February 7, 1994


                                       /s/ A. Michael Spence
                                       ------------------------------
                                       A. Michael Spence


[Director-Shelf Registrations]

                               POWER OF ATTORNEY
                               -----------------

     I hereby appoint CHERYL SOROKIN, JEFFREY R. LAPIC, and CAROLYN CHEW HAMILTON, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 shelf registration statements and any amendments covering public offerings of securities, including without limitation, debt securities, including equity-related debt securities, common stock, preferred stock or depositary shares representing fractional interests in preferred stock, including preferred stock or depositary shares convertible into common stock, warrants for the purchase of any such debt securities or preferred stock and/or currency warrants.

     This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1995.

Dated:      February 3, 1994


                                       /s/ Jacques S. Yeager
                                       ------------------------------
                                       Jacques S. Yeager


[Director-Shelf Registrations]